                                                                  EXHIBIT 10.A.1

                         GREYHOUND FINANCIAL CORPORATION

                 FIRST AMENDMENT DATED AS OF SEPTEMBER 30, 1994
             TO SIXTH AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT

            This FIRST AMENDMENT TO SIXTH AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT (this "Amendment") is dated as of September 30, 1994 and entered into by and among GREYHOUND FINANCIAL CORPORATION, a Delaware corporation (the "Company"), the undersigned lenders (collectively the "Lenders"), the undersigned Agents, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, BANK OF MONTREAL, CHEMICAL BANK, CITIBANK, N.A., and NATIONAL WESTMINSTER BANK USA, individually and as agents (the "Agents") for the Lenders hereunder, and CITIBANK, N.A., a national banking association, as administrative agent (the "Administrative Agent") for the Lenders hereunder, and is made with reference to that certain Sixth Amendment and Restatement dated as of May 16, 1994 of Credit Agreement dated as of May 31, 1976, by and among the Company, the Lenders, the Agents and the Administrative Agent (the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

            WHEREAS, the Company has requested that (i) the definition of "Margin" in Section 1.01 of the Credit Agreement be amended, (ii) the fees referred to in Section 2.10 of the Credit Agreement be amended and (iii) the Commitment of certain Lenders be increased;

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

            SECTION 1.  AMENDMENTS TO THE CREDIT AGREEMENT

            A. NEW DEFINITIONS. Section 1.01 of the Credit Agreement is hereby amended by deleting therefrom the definition of the term "Margin" and substituting the following therefor:

               "`Margin' shall mean with respect to any day in any Interest Period in relation to any Advance, the percentages set forth in Table A below, with respect to determinations of the Base Rate, or Table B below, with respect to determinations of the Eurodollar Rate:

                                     Table A
                                Base Rate Margins
                                (in basis points)


                                                  Outstanding Advances as a
                                                  Percentage of Commitments
                                                  (without giving effect
                                                  to any B Reduction)
                                                  -------------------------

                                                         Greater than
     Level                        Less than 50%          or equal to 50%
     -------                      -------------          ---------------
     Level 1                         -15.00                  -15.00
     Level 2                         -17.50                  -17.50
     Level 3                         -20.00                  -20.00
     Level 4                         -35.00                  -10.00
     Level 5                           0.00                   50.00


                                     Table B
                               Eurodollar Margins
                                (in basis points)

                                                   Outstanding Advances as a
                                                   Percentage of Commitments
                                                   (without giving effect
                                                   to any B Reduction)
                                                   -------------------------

                                                          Greater than
     Level                         Less than 50%          or equal to 50%
     -------                       -------------          ---------------
     Level 1                          22.50                   35.00
     Level 2                          32.50                   45.00
     Level 3                          42.50                   55.00
     Level 4                          65.00                   90.00
     Level 5                         100.00                  150.00


     The applicable Margin shall be adjusted daily to reflect changes in the outstanding principal amount of the Advances (determined for any day as of the close of business) and the Level applicable to Long-term Debt in accordance with Section 2.07."

        B. AMENDMENT TO SECTION 2.01. Section 2.01(a) of the Credit Agreement is hereby amended by replacing the phrase "the signature pages" appearing therein with the phrase "Schedule 2".

        C. AMENDMENT TO SECTION 2.10. Section 2.10 of the Credit Agreement is hereby amended by deleting all of the text appearing after the colon and before the period in the first sentence of such Section and substituting the following therefor:

                          " with respect to each day that (i) Level 1 is
                 applicable, 0.15% per annum, (ii) Level 2 is applicable, 0.175% per annum, (iii) Level 3 is applicable, 0.20% per annum, (iv) Level 4 is applicable, 0.35% per annum, or (v) Level 5 is applicable, 0.50% per annum".

                 D. ADDITION OF SCHEDULE; CHANGES TO COMMITMENTS. The Credit Agreement is hereby amended by adding thereto a new Schedule 2 in the form of Annex I to this Amendment. The Commitments set forth on the signature pages to the Agreement are hereby deleted and the Commitments set forth on Schedule 2 are substituted therefor.

                 SECTION 2.       COMPANY'S REPRESENTATIONS AND WARRANTIES

                 To induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Company represents and warrants to each Lender that the following statements are true, correct and complete:

                 A. CORPORATE POWER AND AUTHORITY. The Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement, as amended by this Amendment (the "Amended Agreement").

                 B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the consummation of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Company.

                 C. NO CONFLICT. The execution and delivery by the Company of this Amendment and the consummation by the Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Company or its Subsidiaries, the certificate of incorporation or bylaws of the Company or any order, judgment or decree of any court or other agency of government binding on the Company or its Subsidiaries,
(ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Company or its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Company or its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of the Company or its Subsidiaries (other than the parties hereto).

                 D. GOVERNMENTAL CONSENTS. The execution and delivery by the Company of this Amendment and the consummation by the Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                 E. BINDING OBLIGATION. This Amendment has been duly executed and delivered by the Company and this Amendment and the Amended Agreement are the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by principles of equity and commercial reasonableness.

                 F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 3.01 of the Credit Agreement are true, correct and complete in all material respects to the same extent as though made on and as of the date hereof, except as provided above or to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                 G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would, upon the giving of notice, the passage of time, or otherwise, constitute an Event of Default.

                 SECTION 3.       CONDITIONS TO EFFECTIVENESS

                 Section 1 of this Amendment shall become effective on the first date on or after October 3, 1994 on which all of the following conditions precedent shall have been satisfied (such date being referred to herein as the "First Amendment Effective Date"):

                 A. On or before the First Amendment Effective Date, the Company shall deliver to the Lenders (or to the Agents with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the First Amendment Effective
Date:

                 1. Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the First Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

                 2. Signature and incumbency certificates of its officers executing this Amendment; and

                 3. Executed copies of this Amendment.

                 B. The Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of W. J. Hallinan, Vice President-General Counsel and Secretary of the Company, in form and substance reasonably satisfactory to the Agents and their counsel, dated as of the First Amendment Effective Date and setting forth substantially the matters in the opinions designated in Annex II to this Amendment and as to such other matters as the Agents acting on behalf of the Lenders may reasonably request.

                 C. On or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Agents, acting on behalf of the Lenders, and their counsel shall be satisfactory in form and substance to the Agents and such counsel, and the Agents and such counsel shall have received all such counterpart originals or certified copies of such documents as the Agents may reasonably request.

                 D. On or before the First Amendment Effective Date, the Company shall have paid to the Administrative Agent for distribution to each Lender party to this Amendment, an amount equal to (i) 0.05% multiplied by the amount set forth opposite such Lender's name under Column A of Annex III plus (ii) 0.10% multiplied by the amount set forth opposite such Lender's name under Column B of Annex III to this Amendment.

                 SECTION 4.  MISCELLANEOUS

                 A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                 (i) On and after the date this Amendment becomes effective in accordance with its terms, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the Notes to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                 (ii) Except as specifically amended by this Amendment, the Credit Agreement and the Notes shall remain in full force and effect and are hereby ratified and confirmed.

                 (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of, any right, power or remedy of the Agent or any Lender under, the Credit Agreement or the Notes.

                 B. FEES AND EXPENSES. The Company acknowledges that all costs, fees and expenses as described in Section 8.05 of the Credit Agreement incurred by the Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Company.

                 C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                 D. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                 E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective as of the date hereof upon the execution and delivery of a counterpart hereof by the Company and the Lenders.

                  [Remainder of page intentionally left blank]

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                            The Company:

                              GREYHOUND FINANCIAL CORPORATION

                                  /s/
                              By__________________________
                              Title_______________________

                                  /s/
                              By__________________________
                              Title_______________________

                              The Lenders:

                                CITIBANK, N.A. (Individually and as an Agent
                                and Administrative Agent)
                                    /s/
                                By ___________________________
                                Title_________________________

                                BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                ASSOCIATION

                                    /s/
                                By ___________________________
                                Title ________________________

                                BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                ASSOCIATION (as an Agent)

                                    /s/
                                By ___________________________
                                Title ________________________

                                 BANK OF MONTREAL (Individually
                                 and as an Agent)

                                     /s/
                                 By ___________________________
                                 Title ________________________

                                 CHEMICAL BANK (Individually
                                 and as an Agent)

                                     /s/
                                 By ___________________________
                                 Title ________________________

                                 NATIONAL WESTMINSTER BANK USA
                                 (Individually and as an Agent)

                                     /s/
                                 By ___________________________
                                 Title ________________________

                                 BANK OF AMERICA ILLINOIS

                                     /s/
                                 By ___________________________
                                 Title_________________________

                                 THE CHASE MANHATTAN BANK
                                 (NATIONAL ASSOCIATION)

                                     /s/
                                 By ___________________________
                                 Title_________________________

                                 CREDIT SUISSE

                                     /s/
                                 By ___________________________
                                 Title_________________________

                                     /s/
                                 By ___________________________
                                 Title_________________________

                         THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                         LOS ANGELES AGENCY

                             /s/
                         By ___________________________
                         Title_________________________

                         NATIONSBANK OF GEORGIA, N.A.

                             /s/
                         By ___________________________
                         Title_________________________

                         UNION BANK OF SWITZERLAND LOS ANGELES BRANCH

                             /s/
                         By____________________________
                         Title_________________________

                             /s/
                         By____________________________
                         Title_________________________

                         WESTDEUTSCHE LANDESBANK GIROZENTRALE -
                         NEW YORK AND CAYMAN ISLANDS BRANCHES

                             /s/
                         By____________________________
                         Title_________________________

                             /s/
                         By____________________________
                         Title_________________________

                         CREDIT LYONNAIS SAN FRANCISCO BRANCH

                             /s/
                         By ___________________________
                         Title_________________________

                         FIRST INTERSTATE BANK OF ARIZONA, N.A.

                             /s/
                         By ___________________________
                         Title_________________________

                          NATIONAL WESTMINSTER BANK PLC

                              /s/
                          By ___________________________
                          Title_________________________

                          ROYAL BANK OF CANADA

                              /s/
                          By ___________________________
                          Title_________________________

                          SOCIETE GENERALE

                              /s/
                          By ___________________________
                          Title_________________________

                          BANK ONE, ARIZONA, N.A.

                              /s/
                          By ___________________________
                          Title_________________________

                          DRESDNER BANK AG LOS ANGELES AGENCY

                              /s/
                          By ___________________________
                          Title_________________________

                              /s/
                          By ___________________________
                          Title_________________________

                          UNION BANK

                              /s/
                          By ___________________________
                          Title_________________________

                               THE LONG-TERM CREDIT BANK OF JAPAN, LTD.,
                               LOS ANGELES AGENCY

                                   /s/
                               By____________________________
                               Title_________________________

                                   /s/
                               By____________________________
                               Title_________________________

                               THE MITSUBISHI TRUST AND BANKING CORPORATION, ACTING THROUGH ITS LOS ANGELES AGENCY

                                   /s/
                               By ___________________________
                               Title_________________________

                               ARAB BANKING CORPORATION

                                   /s/
                               By ___________________________
                               Title_________________________

                               THE BANK OF NOVA SCOTIA

                                   /s/
                               By ___________________________
                               Title_________________________

                               FIRST FIDELITY BANK, NATIONAL ASSOCIATION

                                   /s/
                               By ___________________________
                               Title_________________________

                               BANK HAPOALIM, B.M., LOS ANGELES BRANCH

                                   /s/
                               By____________________________
                               Title_________________________

                                   /s/
                               By____________________________
                               Title_________________________

                               BANK OF AMERICA ARIZONA

                                    /s/
                                By ___________________________
                                Title_________________________

                                BANK OF HAWAII

                                    /s/
                                By ___________________________
                                Title_________________________

                                BANQUE NATIONALE DE PARIS

                                    /s/
                                By____________________________
                                Title_________________________

                                    /s/
                                By____________________________
                                Title_________________________

                                COMERICA BANK

                                    /s/
                                By ___________________________
                                Title_________________________

                                CREDIT AGRICOLE

                                    /s/
                                By ___________________________
                                Title_________________________

                                DG BANK DEUTSCHE GENOSSENSCHAFTSBANK

                                    /s/
                                By ___________________________
                                Title_________________________

                       KREDIETBANK N.V.

                           /s/
                       By ___________________________
                       Title_________________________

                           /s/
                       By ___________________________
                       Title_________________________

                       NBD BANK, N.A.

                           /s/
                       By ___________________________
                       Title_________________________

                       ISTITUTO BANCARIO SAN PAOLO DI TORINO S.P.A.

                           /s/
                       By____________________________
                       Title_________________________

                           /s/
                       By____________________________
                       Title_________________________

                       SANWA BANK, LTD.

                           /s/
                       By____________________________
                       Title_________________________

                       UNITED STATES NATIONAL BANK OF OREGON

                           /s/
                       By____________________________
                       Title_________________________

                       ABN AMRO BANK N.V., LOS ANGELES INTERNATIONAL BRANCH

                           /s/
                       By____________________________
                       Title_________________________

                       By____________________________
                       Title_________________________

                       BANK OF IRELAND

                           /s/
                       By____________________________
                       Title_________________________

                       THE BANK OF CALIFORNIA, N.A.

                           /s/
                       By____________________________
                       Title_________________________

                       FUJI BANK, LTD.

                           /s/
                       By____________________________
                       Title_________________________

                       THE SAKURA BANK, LTD.

                           /s/
                       By____________________________
                       Title_________________________

                       BANQUE PARIBAS

                           /s/
                       By____________________________
                       Title_________________________

                       COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPEENNE

                           /s/
                       By____________________________
                       Title_________________________

                           /s/
                       By____________________________
                       Title_________________________

                                SUMITOMO BANK, LTD.

                                    /s/
                                By____________________________
                                Title_________________________

                                DEUTSCHE BANK AG NEW YORK AND/OR
                                CAYMAN ISLANDS BRANCHES

                                    /s/
                                By____________________________
                                Title_________________________

                                    /s/
                                By____________________________
                                Title_________________________

                                COMMERZBANK

                                    /s/
                                By____________________________
                                Title_________________________

                                THE DAI-ICHI KANGYO BANK, LTD.
                                LOS ANGELES AGENCY

                                    /s/
                                By____________________________
                                Title_________________________

                                MONTE DEI PASCHI DI SIENA

                                    /s/
                                By____________________________
                                Title_________________________

                                    /s/
                                By____________________________
                                Title_________________________

                                THE SUMITOMO TRUST AND BANKING CO., LTD.,
                                LOS ANGELES AGENCY

                                    /s/
                                By____________________________
                                Title_________________________

                                     ANNEX I
                               TO FIRST AMENDMENT
                    TO CREDIT AGREEMENT (SHORT TERM FACILITY)

                                   SCHEDULE 2
                     TO FIRST AMENDMENT TO CREDIT AGREEMENT
                              (SHORT TERM FACILITY)

         COMMITMENT             LENDERS
         -----------            -------
    $60,000,000            CITIBANK, N.A.

    $60,000,000            BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

    $60,000,000            BANK OF MONTREAL

    $60,000,000            CHEMICAL BANK

    $25,000,000            NATIONAL WESTMINSTER BANK USA

    $5,000,000             BANK OF AMERICA ILLINOIS

    $50,000,000            THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)

    $25,000,000            CREDIT SUISSE

    $37,500,000            THE INDUSTRIAL BANK OF JAPAN, LIMITED, LOS ANGELES AGENCY

    $32,500,000            NATIONSBANK OF GEORGIA, N.A.

    $27,500,000            UNION BANK OF SWITZERLAND LOS ANGELES BRANCH

    $27,500,000            WESTDEUTSCHE LANDESBANK GIROZENTRALE - NEW YORK AND CAYMAN ISLANDS BRANCHES

    $25,000,000            CREDIT LYONNAIS SAN FRANCISCO BRANCH

    $25,000,000            FIRST INTERSTATE BANK OF ARIZONA, N.A.

    $25,000,000            NATIONAL WESTMINSTER BANK PLC

    $25,000,000            ROYAL BANK OF CANADA

    $25,000,000            SOCIETE GENERALE

    $20,000,000            BANK ONE, ARIZONA, N.A.

    $17,500,000            DRESDNER BANK AG LOS ANGELES AGENCY

    $25,000,000            UNION BANK

    $15,000,000            THE LONG-TERM CREDIT BANK OF JAPAN, LTD., LOS ANGELES AGENCY

    $15,000,000            THE MITSUBISHI TRUST AND BANKING CORPORATION, acting through its LOS ANGELES AGENCY

    $12,500,000            ARAB BANKING CORPORATION

    $25,000,000            THE BANK OF NOVA SCOTIA

    $12,500,000            FIRST FIDELITY BANK, NATIONAL ASSOCIATION

    $10,000,000            BANK HAPOALIM, B.M., LOS ANGELES BRANCH

    $10,000,000            BANK OF AMERICA ARIZONA

    $12,500,000            BANK OF HAWAII

    $10,000,000            BANQUE NATIONALE DE PARIS

    $10,000,000            COMERICA BANK

    $15,000,000            CREDIT AGRICOLE

    $10,000,000            DG BANK DEUTSCHE GENOSSENSCHAFTSBANK

    $15,000,000            KREDIETBANK N.V.

    $10,000,000            NBD BANK, N.A.

    $10,000,000            ISTITUTO BANCARIO SAN PAOLO DI TORINO S.P.A.

                                   Annex I-1


   $10,000,000            SANWA BANK, LTD.

   $10,000,000            UNITED STATES NATIONAL BANK OF OREGON

   $10,000,000            ABN AMRO BANK N.V., LOS ANGELES INTERNATIONAL BRANCH

   $7,500,000             BANK OF IRELAND

   $7,500,000             THE BANK OF CALIFORNIA, N.A.

   $10,000,000            FUJI BANK, LTD.

   $5,000,000             THE SAKURA BANK, LTD.

   $15,000,000            BANQUE PARIBAS

   $12,500,000            COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPEENNE

   $5,000,000             SUMITOMO BANK, LTD.

   $27,500,000            DEUTSCHE BANK AG NEW YORK AND/OR CAYMAN ISLANDS BRANCHES

   $10,000,000            COMMERZBANK AG, LOS ANGELES BRANCH

   $5,000,000             THE DAI-ICHI KANGYO BANK, LTD. LOS ANGELES AGENCY

   $5,000,000             MONTE DEI PASCHI DI SIENA

   $10,000,000            THE SUMITOMO TRUST AND BANKING CO., LTD., LOS ANGELES AGENCY

Total Commitments:

         $1,000,000,000

                                   Annex I-2

                                  ANNEX III
                   TO FIRST AMENDMENT TO SIXTH AMENDED AND
                          RESTATED CREDIT AGREEMENT

              AMOUNTS FOR PURPOSES OF CALCULATION IN SECTION 3D


COLUMN A                  COLUMN B

AMOUNT FOR                AMOUNT FOR
PURPOSES OF               PURPOSES OF
CALCULATION IN            CALCULATION IN
SECTION 3D(I)             SECTION 3D(II)            LENDERS
- --------------            --------------            --------
$13,000,000               $47,000,000               CITIBANK, N.A.

$60,000,000               $0                        BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

$60,000,000               $0                        BANK OF MONTREAL

$55,500,000               $4,500,000                CHEMICAL BANK

$25,000,000               $0                        NATIONAL WESTMINSTER BANK USA

$5,000,000                $0                        BANK OF AMERICA ILLINOIS

$50,000,000               $0                        THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)

$25,000,000               $0                        CREDIT SUISSE

$37,500,000               $0                        THE INDUSTRIAL BANK OF JAPAN LIMITED, LOS ANGELES AGENCY

$32,500,000               $0                        NATIONSBANK OF GEORGIA, N.A.

$27,500,000               $0                        UNION BANK OF SWITZERLAND LOS ANGELES BRANCH

$27,500,000               $0                        WESTDEUTSCHE LANDESBANK GIROZENTRALE - NEW YORK
                                                    AND CAYMAN ISLANDS BRANCHES

$25,000,000               $0                        CREDIT LYONNAIS SAN FRANCISCO BRANCH

$25,000,000               $0                        FIRST INTERSTATE BANK OF ARIZONA, N.A.

$25,000,000               $0                        NATIONAL WESTMINSTER BANK PLC

$25,000,000               $0                        ROYAL BANK OF CANADA

$25,000,000               $0                        SOCIETE GENERALE

$20,000,000               $0                        BANK ONE, ARIZONA, N.A.

$17,500,000               $0                        DRESDNER BANK AG LOS ANGELES AGENCY

$17,500,000               $7,500,000                UNION BANK

$15,000,000               $0                        THE LONG-TERM CREDIT BANK OF JAPAN, LTD., LOS ANGELES AGENCY

$15,000,000               $0                        THE MITSUBISHI TRUST AND BANKING CORPORATION,
                                                    acting through its LOS ANGELES AGENCY

$12,500,000               $0                        ARAB BANKING CORPORATION

$12,500,000               $12,500,000               THE BANK OF NOVA SCOTIA

$12,500,000               $0                        FIRST FIDELITY BANK, NATIONAL ASSOCIATION

$10,000,000               $0                        BANK HAPOALIM, B.M., LOS ANGELES BRANCH

$10,000,000               $0                        BANK OF AMERICA ARIZONA

$10,000,000               $2,500,000                BANK OF HAWAII

$10,000,000               $0                        BANQUE NATIONALE DE PARIS

$10,000,000               $0                        COMERICA BANK

$10,000,000               $5,000,000                CREDIT AGRICOLE


                                  Annex III -1


$10,000,000               $0                         DG BANK DEUTSCHE GENOSSENSCHAFTSBANK

$10,000,000               $5,000,000                 KREDIETBANK N.V.

$10,000,000               $0                         NBD BANK, N.A.

$10,000,000               $0                         ISTITUTO BANCARIO SAN PAOLO DI TORINO S.P.A.

$10,000,000               $0                         SANWA BANK, LTD.

$10,000,000               $0                         UNITED STATES NATIONAL BANK OF OREGON

$10,000,000               $0                         ABN AMRO BANK N.V., LOS ANGELES INTERNATIONAL BRANCH

$7,500,000                $0                         BANK OF IRELAND

$5,000,000                $2,500,000                 THE BANK OF CALIFORNIA, N.A.

$5,000,000                $5,000,000                 FUJI BANK, LTD.

$5,000,000                $0                         THE SAKURA BANK, LTD.

$15,000,000               $0                         BANQUE PARIBAS

$10,500,000               $2,000,000                 COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPEENNE

$5,000,000                $0                         SUMITOMO BANK, LTD.

$27,500,000               $0                         DEUTSCHE BANK AG NEW YORK AND/OR CAYMAN ISLANDS BRANCHES

$10,000,000               $0                         COMMERZBANK AG, LOS ANGELES BRANCH

$5,000,000                $0                         THE DAI-ICHI KANGYO BANK, LTD. LOS ANGELES AGENCY

$5,000,000                $0                         MONTE DEI PASCHI DI SIENA

$10,000,000               $0                         THE SUMITOMO TRUST AND BANKING CO., LTD., LOS ANGELES AGENCY

                                  Annex III-2